Quarterly Holdings Report
for

Fidelity® Four-in-One Index Fund

May 31, 2019

IDV-QTLY-0719
1.816010.114

Schedule of Investments May 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Domestic Equity Funds - 59.8%
	Shares	Value
Fidelity 500 Index Fund (a)	29,721,701	$2,850,311,148
Fidelity Extended Market Index Fund (a)	12,231,416	715,415,539
TOTAL DOMESTIC EQUITY FUNDS
(Cost $1,931,378,364)		3,565,726,687

International Equity Funds - 25.1%
Fidelity International Index Fund (a)
(Cost $1,363,920,238)	38,282,428	1,496,077,271

Bond Funds - 15.1%
Fidelity U.S. Bond Index Fund (a)
(Cost $868,826,439)	76,970,077	899,010,497
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $4,164,125,041)		5,960,814,455
NET OTHER ASSETS (LIABILITIES) - 0.0%		78,534
NET ASSETS - 100%		$5,960,892,989

Legend

 (a) Affiliated Fund

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity 500 Index Fund	$2,873,847,573	$81,419,225	$71,043,217	$16,902,656	$5,897,792	$(39,810,225)	$2,850,311,148
Fidelity Extended Market Index Fund	720,478,992	47,804,211	8,300,855	11,716,277	(32,033)	(44,534,776)	715,415,539
Fidelity International Index Fund	1,492,658,619	39,426,315	13,222,685	3,788,774	49,955	(22,834,933)	1,496,077,271
Fidelity U.S. Bond Index Fund	898,222,329	41,722,610	69,114,694	6,584,882	108,809	28,071,443	899,010,497
Total	$5,985,207,513	$210,372,361	$161,681,451	$38,992,589	$6,024,523	$(79,108,491)	$5,960,814,455

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Valuation techniques used to value the Fund's investments by major category are as follows:

Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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